EXHIBIT 10.6
                           AMANASU ENERGY CORPORATION
            701 5th Avenue, 36th Floor, Seattle Washington, 98101 USA
                      Tel: 206-263-8188 FAX: 1-206-262 8199


                                November 18, 2002
                                -----------------

Attention:     The  President  -  Sanyo  Kogyo  Kabushiki  Gaisha,  Tokyo  The
               President  -  Every  Green  Planet  Corporation,  Tokyo

Gentlemen:
This letter is to acknowledge that under the terms of The License Agreement made between Amansu Energy Corporation (called "the Corporation") and your companies, dated September 30, 2002, 500,000 fully paid and non assessable common shares of the Company were issued to Sanyo Kogyo Kabushiki Gaisa, 100,000 common shares were issued to Ever Green Planet Corporation, and 50,000 Common shares were issued to Motohiko Kugetsu- As well, 30,000,000 Yen (US$250,000) have been paid to Sanyo Kohyo Kabuahiki Gaisha, Therefore, the Company has complied with all its obligations under the above mentioned License Agreement.

It is also intended between all the parties that any new inventions and technologies, present and future, emanating from the Licensors of the Agreement will be, whether they relate to the Product or otherwise, made available to the Licensee exclusively for the production and marketing of the products from such inventions and technologies, based on the same terms as the above mentioned
Agreement-  Such  an  intention  will  form  part  of  the  above  Agreement.

Sincerely,


/s/  Atsushi  Maki
------------------
Atsushi  Maki
President


Above  contents  are  acknowledged  and  accepted  as  correct  by;
Sanyo  Kogyo  Kabushiki  Gaisha          Ever  Green  Planet  Corporation


/s/Yotaro  Uchida                       /s/  Tanokura  Harumasa
-----------------                       -----------------------
Yotaro  Uchida                          Tanokura  Harumasa
President                               President

/s/  Motohiko  Kogetsu
----------------------
Motohiko  Kogetsu

Dated  this  26th  day  of  November,  2002